UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2009 (September 11, 2009)

CTS CORPORATION

(Exact Name of Company as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Company’s Telephone Number, Including Area Code:                 (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    The Board of Directors of CTS Corporation, an Indiana corporation (the “Company”), acting pursuant to the Indiana Business Corporations Law, has approved amendments to Article VI, Section 5 and Article VII, Section 1 of the Bylaws to elect that the terms of office of the Company's board of directors shall not be governed by Indiana Code Section 23-1-33-6(c), a newly-enacted provision of the Indiana Business Corporation Law that would, absent this election by the board, require the Company to maintain a classified board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

                                /s/   Richard G. Cutter, III
By:        Richard G. Cutter, III
      Vice President, Secretary, and General Counsel

Date:  September 16, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3	Bylaws as amended.